As Filed with the Securities and Exchange Commission on May 19, 2008

Registration No. 333-141110

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2 TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Plains Exploration & Production Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	33-0430755
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

700 Milam, Suite 3100

Houston, Texas 77002

713-579-6000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

John F. Wombwell

Executive Vice President, General Counsel and Secretary

Plains Exploration & Production Company

700 Milam, Suite 3100

Houston, Texas 77002

713-579-6000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

COPY TO:

Michael E. Dillard, P.C.

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002

Telephone: (713) 220-5800

Approximate Date of Commencement of Proposed Sale to the Public: From time to time after the effective date of this registration statement, as determined by market conditions and other factors.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional class of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of each class of Securities to be registered	Amount to be registered/ Proposed Maximum Offering Price Per Unit	Amount of registration fee
Common Stock
Debt Securities	(1)	(2)
Subsidiary Guarantees of Debt Securities (3)

(1)	An indeterminate initial offering price, principal amount or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices or upon conversion, exchange or exercise of securities registered hereunder to the extent any such securities are, by their terms, convertible into or exchangeable or exercisable for, such securities. Separate consideration may or may not be received for securities that are being registered that are issued in exchange for, or upon conversion or exercise of, the debt securities being registered hereunder.

(2)	In accordance with Rules 456(b) and 457(r).

(3)	Subsidiaries of Plains Exploration & Production Company may guarantee on a secured or unsecured basis the debt securities of Plains Exploration & Production Company. In accordance with Rule 457(n), no separate fee is payable with respect to the guarantees of the debt securities being registered.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor(1)	State or other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Latigo Gas Group, LLC	Texas	75-2953857
Latigo Gas Holdings, LLC	Delaware	26-2609377
Latigo Gas Services, LP	Texas	75-2953860
Latigo Holdings (Texas), LLC	Delaware	26-2609536
Latigo Investments, LLC	Delaware	20-0460913
Latigo Petroleum, Inc.	Delaware	46-0497155
Latigo Petroleum Texas, LP	Texas	75-1332338
Pogo Energy, Inc.	Texas	76-0619348
Pogo Panhandle 2004, L.P.	Texas	76-0684589
Pogo Partners Inc	Texas	75-2405494
Pogo Producing (San Juan) Company	Texas	75-1847491
Pogo Producing (Texas Panhandle) Company	Texas	48-1285060
Pogo Producing Company LLC	Delaware	26-0548568
PXP Aircraft LLC	Delaware	26-1841125
YT Ranch LLC	Colorado	20-3975377

(1)	The address for each Registrant Guarantor is 700 Milam, Suite 3100, Houston, Texas 77002

EXPLANATORY NOTE

This Registration Statement on Form S-3 (registration No. 333-141110) of Plains Exploration & Production Company and subsidiary guarantor registrants is being amended to add certain subsidiaries of Plains Exploration & Production Company as Co-Registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The expenses of this offering (all of which are to be paid by the registrant) are estimated to be as follows:

Securities and Exchange Commission registration fee*	$	**
Legal fees and expenses		**
Accounting fees and expenses		**
Trustee fees and expenses		**
Printing expenses		**
Miscellaneous		**

Total	$	**

*	To be deferred pursuant to Rule 456(b) and calculated in connection with the offering of securities under their registration statement pursuant to Rule 457(r).

**	These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

ITEM 15.	INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our certificate of incorporation provides that we must indemnify to the full extent authorized or permitted by law any person made, or threatened to be made, a party to any threatened, pending or contemplated action, suit or proceeding (whether civil, criminal, administrative, arbitrative or investigative), any appeal in such action, suit or proceeding and any inquiry or investigation that could lead to such action, suit or proceeding by reason of fact that he is or was one of our directors or officers or by reason of the fact that such director or officer, at our request, is or was serving as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of an enterprise. The rights to indemnification set forth above are not exclusive of any other rights to which such person may be entitled under any statute, provision of our certificate of incorporation or bylaws, agreements, vote of stockholders or disinterested directors or otherwise.

In addition, our certificate of incorporation and bylaws provide for mandatory indemnification of our officers and directors to at least the extent specifically allowed by Section 145 of the DGCL. However, under our certificate of incorporation, except for proceedings to enforce right to indemnification, we are not required to indemnify anyone (including his heirs, executors or representatives) in connection with any action, suit or proceeding initiated by such person unless it was authorized by or consented to our board of directors. Our bylaws follow the language of Section 145 of the DGCL; however, the advancement of expenses by us does not extend to administrative or investigative actions, suits and proceedings.

Pursuant to Section 145 of the DGCL, we generally have the power to indemnify our current and former directors, officers, employees and agents against expenses and liabilities that they incur in connection with any suit to which they are, or are threatened to be made, a party by reason of their serving in such positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action, they had no reasonable cause to believe their conduct was unlawful. The statute expressly provides that the power to indemnify or advance expenses authorized thereby is not exclusive of any rights granted under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to actions in such person’s official capacity and as to action in another capacity while holding such office. We also have the power to purchase and maintain insurance for such directors and officers.

ITEM 16.	EXHIBITS

Exhibit Number		Description

1.1	***	Form of Underwriting Agreement.

4.1	**	Form of Senior Indenture.

4.2	**	Form of Subordinated Indenture.

4.3	***	Form of Debt Security.

4.4		Indenture, dated as of March 13, 2007, between Plains Exploration & Production Company and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Plains Exploration & Production Company’s Current Report on Form 8-K dated March 13, 2007, File No. 1-31470).

4.5		First Supplemental Indenture, dated March 13, 2007, to Indenture, dated as of March 13, 2007, among Plains Exploration & Production Company, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of 7% Notes due 2017) (incorporated by reference to Exhibit 4.2 to Plains Exploration & Production Company’s Current Report on Form 8-K dated March 13, 2007, File No. 1-31470).

4.6	**	Second Supplemental Indenture, dated June 5, 2007, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee.

4.7		Third Supplemental Indenture, dated June 19, 2007, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of 7 3/4% Senior Note) (incorporated by reference to Exhibit 4.2 to Plains Exploration & Production Company’s Current Report on Form 8-K filed June 19, 2007, File No. 1-31470).

4.8		Fourth Supplemental Indenture, dated November 14, 2007, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, Laramie Land & Cattle Company, LLC, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.5 to Plains Exploration & Production Company’s Annual Report on Form 10-K filed February 27, 2008, File No. 1-31470).

4.9		Fifth Supplemental Indenture, dated January 29, 2008, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, Latigo Gas Group, LLC, Latigo Gas Holdings, LLC, Latigo Gas Services, LP, Latigo Holdings (Texas), LLC, Latigo Investments, LLC, Latigo Petroleum, Inc., Latigo Petroleum Texas LP, Pogo Energy, Inc., Pogo Panhandle 2004, L.P., Pogo Producing Company LLC, Pogo Producing (Texas Panhandle) Company, PXP Aircraft LLC, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.6 to Plains Exploration & Production Company’s Annual Report on Form 10-K filed February 27, 2008, File No. 1-31470).

4.1	0	Sixth Supplemental Indenture, dated February 13, 2008, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, Pogo Partners, Inc., Pogo Producing (San Juan) Company, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.7 to Plains Exploration & Production Company’s Annual Report on Form 10-K filed February 27, 2008, File No. 1-31470).

5.1	**	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the senior debt securities, the subordinated debt securities, the subsidiary guarantees of debt securities and the common stock.

5.2**	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the subsidiary guarantees covered by Post-Effective Amendment No. 1 to Form S-3, filed July 11, 2007.

5.3*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the subsidiary guarantees covered by this Post-Effective Amendment No. 2 to Form S-3.

12.1**	Computation of Ratio of Earnings to Fixed Charges.

23.1**	Consent of Akin Gump Strauss Hauer & Feld LLP (included in its opinions filed as Exhibits 5.1, 5.2 and 5.3 hereto).

23.2*	Consent of PricewaterhouseCoopers LLP.

23.3*	Consent of Netherland, Sewell & Associates, Inc.

23.4*	Consent of Ryder Scott Company, L.P.

23.5*	Consent of Miller and Lents, Ltd.

24.1	Power of Attorney (included on the signature page of the original Registration Statement).

24.2	Power of Attorney (included on the signature page of Post-Effective Amendment No. 1 to the Registration Statement).

24.3*	Power of Attorney (included on the signature page of this Post-Effective Amendment No. 2 to the Registration Statement).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under Plains Exploration’s Senior Indenture.

25.2**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under Plains Exploration’s Subordinated Indenture.

*	Filed herewith.

**	Previously filed as an exhibit to the Registration Statement.

***	To be filed by amendment or as an exhibit to a document to be incorporated by reference herein in connection with the issuance of the securities.

ITEM 17.	UNDERTAKINGS

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that (1) paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining any liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

(a) the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of Plains Exploration & Production Company’s annual report pursuant to section 13(a) or section 15(d) of the Exchange Act of 1934 (and, where applicable, each filing of an employee benefits plan’s annual report pursuant to section 15(d) of the Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of either registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 19, 2008.

PLAINS EXPLORATION & PRODUCTION COMPANY

By:	/s/ James C. Flores
James C. Flores Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below on May 19, 2008.

Signature	Title

* James C. Flores	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

* Isaac Arnold, Jr.	Director

* Alan R. Buckwalter, III	Director

* Jerry L. Dees	Director

* Tom H. Delimitros	Director

/s/ Thomas A. Fry, III Thomas A. Fry, III	Director

* Robert L. Gerry, III	Director

/s/ Charles G. Groat Charles G. Groat	Director

* John H. Lollar	Director

* Winston M. Talbert	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* Cynthia A. Feeback	Vice President/Controller and Chief Accounting Officer (Principal Accounting Officer)

*BY:	/s/ John F. Wombwell John F. Wombwell Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of Arguello Inc., Brown PXP Properties, LLC, Latigo Gas Group, LLC, Latigo Gas Holdings, LLC, Latigo Gas Services, LP, Latigo Holdings (Texas), LLC, Latigo Investments, LLC, Latigo Petroleum, Inc., Latigo Petroleum Texas LP, Nuevo Ghana Inc., Nuevo International Inc., Nuevo Offshore Company, Nuevo Resources Inc., Pacific Interstate Offshore Company, Plains Acquisition Corporation, Plains Louisiana Inc., Plains Resources Inc., Plains Resources International Inc., Pogo Energy, Inc., Pogo Panhandle 2004, L.P., Pogo Partners Inc, Pogo Producing (San Juan) Company, Pogo Producing (Texas Panhandle) Company, Pogo Producing Company LLC, PXP Aircraft LLC, PXP Brush Creek LLC, PXP Deepwater L.L.C., PXP East Plateau LLC, PXP Gulf Coast Inc., PXP Hell’s Gulch LLC, PXP Louisiana L.L.C., PXP Permian Inc., PXP Piceance LLC, PXP Texas Inc., PXP Texas Limited Partnership and YT Ranch LLC, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on May 19, 2008.

ARGUELLO INC. BROWN PXP PROPERTIES, LLC LATIGO GAS GROUP, LLC LATIGO GAS HOLDINGS, LLC LATIGO GAS SERVICES, LP
BY:	LATIGO GAS GROUP, LLC, its general partner
LATIGO HOLDINGS (TEXAS), LLC LATIGO INVESTMENTS, LLC LATIGO PETROLEUM, INC. LATIGO PETROLEUM TEXAS, LP
BY:	LATIGO INVESTMENTS, LLC, its general partner

NUEVO GHANA INC.

NUEVO INTERNATIONAL INC.

NUEVO OFFSHORE COMPANY

NUEVO RESOURCES INC.

PACIFIC INTERSTATE OFFSHORE COMPANY PLAINS
ACQUISITION CORPORATION

PLAINS LOUISIANA INC.

PLAINS RESOURCES INC.

PLAINS RESOURCES INTERNATIONAL, INC.

POGO ENERGY, INC.

POGO PANHANDLE 2004, L.P.

BY:	POGO ENERGY, INC., its general partner
POGO PARTNERS INC POGO PRODUCING (SAN JUAN) COMPANY POGO PRODUCING (TEXAS PANHANDLE) COMPANY PXP BRUSH CREEK LLC
BY:	PLAINS RESOURCES INC., its sole member
PXP EAST PLATEAU LLC
BY:	PLAINS RESOURCES INC., its sole member
PXP GULF COAST INC. PXP HELL’S GULCH LLC
BY:	PLAINS RESOURCES INC., its sole member
PXP LOUISIANA L.L.C.

BY:	PLAINS LOUISIANA INC., its sole member
PXP PERMIAN INC. PXP PICEANCE LLC
BY:	PLAINS RESOURCES INC., its sole member
PXP TEXAS INC. PXP TEXAS LIMITED PARTNERSHIP
BY:	PXP TEXAS INC., its general partner
YT RANCH LLC
BY:	PXP PICEANCE LLC, its sole member
BY:	PLAINS RESOURCES INC., its sole member
BY:	/s/ Winston M. Talbert
Winston M. Talbert Vice President & Treasurer
POGO PRODUCING COMPANY LLC PXP AIRCRAFT LLC PXP DEEPWATER L.L.C.
BY:	PLAINS EXPLORATION & PRODUCTION COMPANY, its sole member
BY:	/s/ Winston M. Talbert
Winston M. Talbert Executive Vice President & Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James C. Flores and John F. Wombwell and each of them, either of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or her might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of either of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on May 19, 2008.

Signature	Title

/s/ James C. Flores James C. Flores	President and Director of Arguello Inc., Latigo Petroleum, Inc., Nuevo Ghana Inc., Nuevo International Inc., Nuevo Offshore Company, Nuevo Resources Inc., Pacific Interstate Offshore Company, Plains Acquisition Corporation, Plains Louisiana Inc., Plains Resources Inc., Plains Resources International Inc., Pogo Energy, Inc., Pogo Partners Inc, Pogo Producing (San Juan) Company, Pogo Producing (Texas Panhandle) Company, PXP Gulf Coast Inc., PXP Permian Inc. and PXP Texas Inc.

President and Manager of Brown PXP Properties, LLC

President of Latigo Gas Group, LLC, Latigo Gas Holdings, LLC, Latigo Holdings (Texas), LLC, Latigo Investments, LLC, Pogo Producing Company LLC, PXP Aircraft LLC, PXP Brush Creek LLC, PXP Deepwater L.L.C., PXP East Plateau LLC, PXP Hell’s Gulch LLC, PXP Louisiana L.L.C., PXP Piceance LLC and YT Ranch LLC

(Principal Executive Officer)

/s/ John F. Wombwell John F. Wombwell	Director of Arguello Inc., Latigo Petroleum, Inc., Nuevo Ghana Inc., Nuevo International Inc., Nuevo Offshore Company, Nuevo Resources Inc., Pacific Interstate Offshore Company, Plains Acquisition Corporation, Plains Louisiana Inc., Plains Resources Inc., Plains Resources International Inc., Pogo Energy, Inc., Pogo Partners Inc, Pogo Producing (San Juan) Company, Pogo Producing (Texas Panhandle) Company, PXP Gulf Coast Inc., PXP Permian Inc. and PXP Texas Inc.

Manager of Brown PXP Properties, LLC

Executive Vice President, General Counsel & Secretary of Plains Exploration & Production Company, sole member of Pogo Producing Company LLC, PXP Aircraft, LLC and PXP Deepwater L.L.C.

Vice President & Secretary of Latigo Petroleum, Inc., sole member of Latigo Investments, LLC, Latigo Gas Holdings, LLC, Latigo Gas Group, LLC and Latigo Holdings (Texas), LLC

Vice President & Secretary of Latigo Gas Group, LLC, general partner of Latigo Gas Services, LP

Vice President & Secretary of Latigo Investments, LLC, general partner of Latigo Petroleum Texas LP

Vice President and Secretary of Plains Louisiana Inc., sole member of PXP Louisiana L.L.C.

Vice President & Secretary of Plains Resources, Inc., sole member of PXP Brush Creek LLC, PXP East Plateau LLC, PXP Hell’s Gulch LLC and PXP Piceance LLC

Vice President and Secretary of Pogo Energy Inc., general partner of Pogo Panhandle 2004, L.P.

Vice President and Secretary of PXP Piceance LLC, sole member of YT Ranch LLC

Vice President & Secretary of PXP Texas Inc., general partner of PXP Texas Limited Partnership

/s/ Winston M. Talbert Winston M. Talbert	Vice President and Treasurer of Arguello Inc., Brown PXP Properties, LLC, Latigo Gas Group, LLC, Latigo Gas Holdings, LLC, Latigo Holdings (Texas), LLC, Latigo Investments, LLC, Latigo Petroleum, Inc., Nuevo Ghana Inc., Nuevo International Inc., Nuevo Offshore Company, Nuevo Resources Inc., Pacific Interstate Offshore Company, Plains Acquisition Corporation, Plains Louisiana Inc., Plains Resources Inc., Plains Resources International Inc., Pogo Partners Inc, Pogo Energy, Inc., Pogo Producing Company LLC, Pogo Producing (San Juan) Company, Pogo Producing (Texas Panhandle) Company, PXP Aircraft LLC, PXP Brush Creek LLC, PXP Deepwater L.L.C., PXP East Plateau LLC, PXP Gulf Coast Inc., PXP Hell’s Gulch LLC, PXP Louisiana L.L.C., PXP Permian Inc., PXP Piceance LLC, PXP Texas Inc. and YT Ranch LLC

(Principal Financial and Accounting Officer)

/s/ Thomas A. Fry, III Thomas A. Fry, III	Director, Plains Exploration & Production Company

/s/ Charles G. Groat Charles G. Groat	Director, Plains Exploration & Production Company

Exhibit Index

ITEM 16. EXHIBITS

Exhibit Number	Description

1.1***	Form of Underwriting Agreement.

4.1**	Form of Senior Indenture.

4.2**	Form of Subordinated Indenture.

4.3***	Form of Debt Security.

4.4	Indenture, dated as of March 13, 2007, between Plains Exploration & Production Company and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Plains Exploration & Production Company’s Current Report on Form 8-K dated March 13, 2007, File No. 1-31470).

4.5	First Supplemental Indenture, dated March 13, 2007, to Indenture, dated as of March 13, 2007, among Plains Exploration & Production Company, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of 7% Notes due 2017) (incorporated by reference to Exhibit 4.2 to Plains Exploration & Production Company’s Current Report on Form 8-K dated March 13, 2007, File No. 1-31470).

4.6**	Second Supplemental Indenture, dated June 5, 2007, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee.

4.7	Third Supplemental Indenture, dated June 19, 2007, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of 7 3/4% Senior Note) (incorporated by reference to Exhibit 4.2 to Plains Exploration & Production Company’s Current Report on Form 8-K filed June 19, 2007, File No. 1-31470).

4.8	Fourth Supplemental Indenture, dated November 14, 2007, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, Laramie Land & Cattle Company, LLC, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.5 to Plains Exploration & Production Company’s Annual Report on Form 10-K filed February 27, 2008, File No. 1-31470).

4.9	Fifth Supplemental Indenture, dated January 29, 2008, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, Latigo Gas Group, LLC, Latigo Gas Holdings, LLC, Latigo Gas Services, LP, Latigo Holdings (Texas), LLC, Latigo Investments, LLC, Latigo Petroleum, Inc., Latigo Petroleum Texas LP, Pogo Energy, Inc., Pogo Panhandle 2004, L.P., Pogo Producing Company LLC, Pogo Producing (Texas Panhandle) Company, PXP Aircraft LLC, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.6 to Plains Exploration & Production Company’s Annual Report on Form 10-K filed February 27, 2008, File No. 1-31470).

4.10	Sixth Supplemental Indenture, dated February 13, 2008, to Indenture, dated March 13, 2007, among Plains Exploration & Production Company, Pogo Partners, Inc., Pogo Producing (San Juan) Company, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.7 to Plains Exploration & Production Company’s Annual Report on Form 10-K filed February 27, 2008, File No. 1-31470).

5.1**	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the senior debt securities, the subordinated debt securities, the subsidiary guarantees of debt securities and the common stock.

5.2**	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the subsidiary guarantees covered by Post-Effective Amendment No. 1 to Form S-3, filed July 11, 2007.

5.3*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the subsidiary guarantees covered by this Post-Effective Amendment No. 2 to Form S-3.

12.1**	Computation of Ratio of Earnings to Fixed Charges.

23.1**	Consent of Akin Gump Strauss Hauer & Feld LLP (included in its opinions filed as Exhibits 5.1, 5.2 and 5.3 hereto).

23.2*	Consent of PricewaterhouseCoopers LLP.

23.3*	Consent of Netherland, Sewell & Associates, Inc.

23.4*	Consent of Ryder Scott Company, L.P.

23.5*	Consent of Miller and Lents, Ltd.

24.1	Power of Attorney (included on the signature page of the original Registration Statement).

24.2	Power of Attorney (included on the signature page of Post-Effective Amendment No. 1 to the Registration Statement).

24.3*	Power of Attorney (included on the signature page of this Post-Effective Amendment No. 2 to the Registration Statement).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under Plains Exploration’s Senior Indenture.

25.2**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under Plains Exploration’s Subordinated Indenture.

*	Filed herewith.

**	Previously filed as an exhibit to the Registration Statement.

***	To be filed by amendment or as an exhibit to a document to be incorporated by reference herein in connection with the issuance of the securities.